UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  (Date of earliest event reported) August 15, 1997

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                                FNC BANCORP, INC.
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      Georgia                         33-37078                   58-1910615
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)        Identification Number)

                  420 S. Madison Avenue, Douglas, Georgia 31533
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                    (Address of principal executive offices)

Registrant's telephone number:  (912) 384-1100

ITEM 4.    Changes in Registrant's Certifying Accountant.

           On August 15, 1997, the Company's Board of Directors elected to dismiss Stewart, Fowler & Stalvey, P.C. as the Company's independent auditors. That same day, the Company engaged Mauldin & Jenkins, LLC to replace Stewart, Fowler & Stalvey, P.C. Pursuant to Item 304 of Regulation S-B, the Company discloses the following information:

1.     Stewart, Fowler & Stalvey, P.C. was dismissed on August 15, 1997.

2. The report prepared by Stewart, Fowler & Stalvey, P.C. on the financial statements for the fiscal years ending December 31, 1996 and 1995 did not contain an adverse opinion or disclaimer of opinion, nor was the report modified as to uncertainty, audit scope or accounting principles.

3. The decision to dismiss Stewart, Fowler & Stalvey, P.C. was recommended and approved by the Board of Directors.

4. During the last two fiscal years and the subsequent interim period through August 15, 1997, there were no disagreements between the Company and Stewart, Fowler & Stalvey, P. C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stewart, Fowler & Stalvey, P. C., would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     The Company provided Stewart, Fowler & Stalvey, P. C. with a copy of this disclosure and requested it to furnish a letter addressed to the Commission within ten business days stating whether it agrees with the statements made herein. A copy of this letter prepared by Stewart, Fowler & Stalvey, P. C. is attached hereto as Exhibit 16(a). In addition, a copy of a letter prepared by Stewart, Fowler & Stalvey confirming the cessation of the accounting relationship with the Registrant is attached hereto as Exhibit 16(b).

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, Corporation has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

           This 27th day of August 1997.


                                                          FNC BANCORP, INC.



                                                       By:  /s/ Jeff Johnson
                                                      Jeff Johnson, President

 Exhibit 16(b)





                                              August 19, 1997




Mr. Jeff Johnson, President
FNC Bancorp, Inc.
Post Office Box 1699
Douglas, Georgia  31533

Dear Mr. Johnson:

     This is to confirm that the client-auditor relationship between FNC Bancorp, Inc. (Commission File Number 33-37078) and Stewart, Fowler & Stalvey, P.C. has ceased.

                                            Sincerely,



                                            /s/ Stewart, Fowler & Stalvey, P.C.
                                            Stewart, Fowler & Stalvey, P. C.

Exhibit 16(a)





                                             August 19, 1997





Securities and Exchange Commission
Washington, D. C.  20549

                                            Re:    Form 8-K of FNC Bancorp, Inc.
                                                   (Commission File #33-37078)
                                                    Dated August 15, 1997

Dear Sir:

           This letter is to advise that we agree with the disclosures made under Item 4 "changes in registrant's certifying accountant" in the Form 8-K referred to above.

                                            Sincerely,




                                           /s/ Richard A. Stalvey
                                           Richard A. Stalvey
                                           Certified Public Accountant